UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 3, 2022
NantHealth, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37792	27-3019889
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 RDU Drive, Suite 200
Morrisville, North Carolina 27560
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (855) 949-6268

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NH	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §(§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §(§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement.
Subordinated Promissory Note with AirStrip Technologies, Inc.

On October 3, 2022, NantHealth, Inc. (the “Company”) entered into an unsecured subordinated promissory note (the “Note”) with Airstrip Technologies, Inc., a Delaware corporation (“Airstrip”), whereby AirStrip loaned $4,000,000 to the Company. AirStrip is an entity affiliated with Dr. Patrick Soon-Shiong, our Chairman of the Board of Directors (the "Board") and Chief Executive Officer. The Note contains an 8.5% interest rate compounded annually and a maturity date of October 31, 2026. The payment of the Note shall be subordinated and subject in right of payment to the prior payment in full of all Senior Debt (as defined in the Note).

The description of the related-party Note contained herein is qualified in its entirety by reference to the Note attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above for a discussion of the Company’s Note with Airstrip.

Item 8.01	Other Events.
As previously reported, the Company received written notification from the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) on August 18, 2022 stating that the Company had failed to regain compliance with the minimum bid price requirement of $1.00 per share for continued listing of the Company’s common stock on the Nasdaq Global Select Market, as set forth in Nasdaq Listing Rule 5810(c)(3)(A) (the “Minimum Bid Price Requirement”). The Company timely requested a hearing before the Nasdaq Hearings Panel (the “Panel”), which was held on September 22, 2022. Subsequent to the hearing, the Company received notice from Nasdaq that the Panel granted the Company’s request to continue listing of the Company’s common stock on Nasdaq through at least December 1, 2022 (the “Extended Date”), subject to certain conditions, to afford the Company the opportunity to regain compliance with the Minimum Bid Price Requirement. The Panel has requested that on or before December 1, 2022, the Company advise the Panel as to the current status of any efforts to increase the Company’s bid price above the Minimum Bid Price Requirement. At such time, the Panel may determine if additional time to cure the Minimum Bid Price Requirement deficiency is appropriate.
To regain compliance with the Minimum Bid Price Requirement, the Board approved a 1-for-15 reverse stock split of the Company’s common stock (the “Reverse Stock Split”) on August 17, 2022. Subsequently, the Company’s stockholders approved the Reverse Stock Split on August 18, 2022, and the Company filed a Definitive Information Statement on DEF 14C with the Securities and Exchange Commission on September 7, 2022. The Company is taking definitive steps to comply with the terms of the Panel’s decision and to timely regain compliance with the Minimum Bid Price Requirement; however, there can be no assurance that it will be able to do so by December 1, 2022, or that the Panel will grant a further extension if required, notwithstanding the fact that the Panel has discretion to grant an extension through February 14, 2023, pursuant to the Nasdaq Listing Rules.

Forward-Looking Statements:

In addition to historical information, this Current Report on Form 8-K contains or may imply forward-looking statements within the meaning of the federal securities laws, such as any implication that the Company’s shares will continue trading on the Nasdaq Global Select Market. Such forward-looking statements include projections regarding the Company’s beliefs and expectations about future performance and, in some cases, may be identified by words like "anticipate," "assume," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "future," "will," "seek" and similar terms or phrases. These statements are based on the Company’s beliefs and assumptions, which in turn are based on information available as of the date of this Current Report on Form 8-K. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement and could harm the Company’s business, prospects, results of operations, liquidity and financial condition and cause its stock price to decline significantly. Many of these factors are beyond the Company’s ability to control or predict. Important factors that could cause the Company’s actual results to differ materially from those indicated in the forward-looking statements include, among others: the ability to meet the bid price requirement as a result of the proposed Reverse Split or otherwise in the future, the ability to meet Nasdaq compliance standards, or that Nasdaq will grant the Company any relief from delisting as necessary or whether the Company can agree to or ultimately meet applicable Nasdaq requirements for any such relief, and the events and risks referenced in the sections titled "Risk Factors" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent Quarterly Reports on Form 10-Q and in other documents filed or furnished with the Securities and Exchange Commission. As a result of these factors, actual results may differ materially from those indicated or implied by forward-looking statements. Our forward-looking statements do not reflect the potential impact of any acquisitions, mergers, dispositions, business development transactions, joint ventures or investments we may enter into or make in the future. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements are made only as of the date hereof and the Company undertakes no obligation to update or revise publicly any forward-looking statements, except as required by law. New factors emerge from time to time, and it is not possible for us to predict all such factors.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Subordinated Promissory Note by and between the Company and AirStrip Technologies, Inc. dated as of October 3, 2022.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NantHealth, Inc.

Date:	October 6, 2022	By:	/s/ Bob Petrou
Bob Petrou
Chief Financial Officer